EXHIBIT 10.1


                     WHOLE LOAN PURCHASE AND SALE AGREEMENT




                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT


                                     between



                                  E-LOAN, INC.
                                     Seller,


                                       and



                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                    Purchaser
                               600 Steamboat Road
                           Greenwich, Connecticut 0680




                              DATED: JUNE 17, 1999



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                                TABLE OF CONTENTS

                                                                           PAGE

Section 1.    Definitions......................................................1

Section 2.    Procedures for Purchases of Mortgage Loans.......................6

Section 3.    Sale of Mortgage Loans to Takeout Investor.......................7

Section 4.    Completion Fee..................................................10

Section 5.    Servicing of the Mortgage Loans.................................11

Section 6.    Trade Assignments...............................................12

Section 7.    Transfers of Beneficial Interest in Mortgage
                Loans by Purchaser............................................12

Section 8.    Record Title to Mortgage Loans; Intent of
                Parties; Security Interest....................................12

Section 9.    Representations and Warranties..................................13

Section 10.   Covenants of Seller.............................................20

Section 11.   Term............................................................22

Section 12.   Exclusive Benefit of Parties; Assignment........................22

Section 13.   Amendments; Waivers; Cumulative Rights..........................23

Section 14.   Execution in Counterparts.......................................23

Section 15.   Effect of Invalidity of Provisions..............................23

Section 16.   Governing Law...................................................23

Section 17.   Notices.........................................................23

Section 18.   Entire Agreement................................................23

Section 19.   Costs of Enforcement............................................23

Section 20.   Consent to Service..............................................24

Section 21.   Submission to Jurisdiction......................................24

Section 22.   Jurisdiction Not Exclusive......................................24

Section 23.   Construction....................................................24


                                       (i)


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                    MORTGAGE LOAN PURCHASE AND SALE-AGREEMENT

         This Mortgage Loan Purchase and Sale Agreement ("Agreement"), dated as of the date set forth on the cover page hereof, is by and between GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. ("Purchaser") and the Seller whose name is set forth on the cover page hereof ("Seller").

                              PRELIMINARY STATEMENT

         Seller may, in its sole discretion, offer to sell to Purchaser from time to time a 100% undivided ownership interest in certain Mortgage Loans, and Purchaser, in its sole discretion, may agree to purchase such Mortgage Loans from Seller in accordance with the terms and conditions set forth in this Agreement. Purchaser may purchase Mortgage Loans either directly from Seller at orgination or from Seller out of its warehouse arrangement. Seller, subject to the terms hereof, will cause each Mortgage Loan to be purchased by Takeout Investor. During the period from the purchase of a Mortgage Loan to the sale of the Mortgage Loan to Takeout Investor, Purchaser expects to rely entirely upon Seller to service such Mortgage Loan.

         The parties hereto hereby agree-as follows.
Section 1. Definitions.

         Capitalized terms used but not defined herein shall have the meanings set forth in the Custodial Agreement. As used in this Agreement, the following terms shall have the following meanings:

         "Act of Insolvency": With respect to Seller, (a) the commencement by Seller as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or Seller's seeking the appointment of a receiver, trustee; custodian or similar official for Seller or any substantial part of its property, or (b) the commencement of any such case or proceeding against Seller, or another's seeking such appointment, or the filing against Seller of an application for a protective decree which (l) is consented to or not timely contested by Seller, (2) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (3) is not dismissed within thirty (30) days, (c) the making by Seller of a general assignment for the benefit of creditors, or (d) the admission in writing by Seller that Seller is unable to pay its debts as they become due or the nonpayment generally by Seller of its debts as they become due.

         "Agency Guide": The FHLMC Guide, the FNMA Guide or the GNMA Guide, as applicable.

         "Agency Program": The FHLMC Program, the FNMA Program or the GNMA Program, as applicable.

         "Applicable Agency":  GNMA, FNMA or FHLMC, as applicable.

         "Assigned Property":  As defined in Section 8(c).

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         "Assignee":  As defined in Section 7.

         "Business Day": Any other than (a) a Saturday, Sunday or other day on which banks located in The City of New York; New York are authorized or obligated by law or executive order to be closed or (b) any day on which Purchaser or Seller is closed for business, provided that notice thereof shall have been given not less than seven (7) calendar days prior to such day, and provided further that such closing does not conflict with any business between Seller and Purchaser scheduled for such date prior to the giving of such notice.

         "Commitment Amount": The aggregate outstanding principal amount of Mortgage Loans to be purchased pursuant to a Takeout Commitment. If the Commitment Amount is expressed as a fixed amount plus or minus a percentage in the related Takeout Confirmation, then the amount required to be delivered by Seller shall be the minimum amount of such range and the amount required to be purchased by Takeout Investor shall be the maximum amount of such range.

         "Commitment Date": The date set forth in a Takeout Confirmation as the commitment date.

         "Commitment Guidelines": The guidelines, if any, issued by Takeout Investor regarding the issuance of Takeout Commitments, as amended from time to time by Takeout Investor.

         "Commitment Number": With respect to a Takeout Commitment, the number identified on the Takeout Confirmation as the commitment number.

         "Completion Fee": With respect to each Mortgage Loan Pool, an amount equal to the Discount adjusted by the Net Carry Adjustment, and adjusted in accordance with Section 4(c), which amount shall be payable to Seller by Purchaser as compensation to Seller for its services hereunder in connection with the purchase of a Mortgage Loan Pool.

         "Confirmation": A written confirmation of Purchaser's intent to purchase a Mortgage Loan Pool, which written confirmation shall be substantially in the form attached hereto as Exhibit F.

         "Credit File": All Mortgage Loan papers and documents required to be maintained pursuant to the Sale Agreement, and all other papers and records of whatever kind or description whether developed or originated by Seller or others, required to document or service the Mortgage Loan PROVIDED, HOWEVER, that such Mortgage Loan papers, documents and records shall not include any Mortgage Loan papers, documents or records which are contained in the Custodial File.

         "Cure Date": With respect to a Mortgage Loan, the date occurring 15 Business Days after the expiration of the Takeout Commitment unless extended in writing by the Purchaser.

         "Custodial Account":  As defined in Section 5(b).

         "Custodial Agreement": The Custodial Agreement, dated as of the date set forth on the cover sheet thereof, among Seller, Purchaser and Custodian.


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         "Custodial File": As defined in the Custodial Agreement.

         "Custodian": The Custodian whose name is set forth on the cover page of the Custodial Agreement and its permitted successors thereunder.

         "Cut-off Date": With respect to a Mortgage Loan, the last day of a month on which the Settlement Date can occur if accrued interest for such month is to be owned by Takeout Investor.

         "Defective Mortgage Loan": With respect to any Mortgage Loan, either
(i) the Document File does not contain a document required to be contained therein, (ii) a document within a Document File is, in the judgment of Takeout Investor, defective or inaccurate in any material respect, as determined upon evaluation of the Document File against the requirements of the Sale Agreement or (iii) a document in the Document File is not legal, valid and binding.

         "Discount": With respect to a Mortgage Loan Pool sold by Seller to Purchaser, the amount set forth on the related Confirmation as the Discount.

         "Document File":  The Credit File and the Custodial File.

         "Due Date": The day of the month on which the Monthly Payment is due on a Mortgage Loan.

         "Exhibit B-1 Letter":  As defined in Section 2(a).

         "Exhibit C-1 Letter":  As defined in Section 2(a).

         "Expiration Date": With respect to any Takeout Commitment, the expiration date thereof.

         "FDIC'": Federal Deposit Insurance Corporation or any successor thereto.

         "FHLMC": Federal Home Loan Mortgage Corporation or any successor thereto.

         "FNMA": Federal National Mortgage Association or any successor thereto.

         "GNMA": Governmental National Mortgage Association or any successor thereto.

         "HUD": United States Department of Housing and Urban Development or any successor thereto.

         "Losses": Any and all losses, claims, damages, liabilities or expenses (including interest and reasonable attorneys' fees) incurred by any person specified; PROVIDED, HOWEVER, that "Losses" shall not include any losses, claims, damages, liabilities or expenses which would have been avoided had such person taken reasonable actions to mitigate such losses, claims, damages, liabilities or expenses.

         "Monthly Payment": The scheduled monthly payment of principal and interest on a Mortgage Loan.


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         "Mortgage":  The mortgage, deed of trust or other instrument creating a lien on an estate in fee simple in real property securing a Mortgage Note.

         "Mortgage File":  Each of the documents identified on Exhibit I hereto.

         "Mortgage Interest Rate": The annual rate of interest borne on a Mortgage Note.

         "Mortgage Loan": A mortgage loan which is subject to this Agreement, and which satisfies the requirements of the Sale Agreement as the same may be modified from time to time.

         "Mortgage Loan Pool": A group of Mortgage Loans purchased by Purchaser hereunder and subject to a single Confirmation.

         "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         "Mortgaged Property": The property subject to the lien of the Mortgage securing a Mortgage Note.

         "Mortgagor":  The obligor on a Mortgage Note.

         "NCUA": National Credit Union Administration, or any successor thereto.

         "Net Carry Adjustment":  As defined in Section 4(b).

         "Notice of Resection of Trade Assignment": With respect to any Mortgage Loan that Purchaser elects not to purchase, a notification by Purchaser to Takeout Investor in the form of Exhibit G.

         "OTS":  Office of Thrift Supervision or any successor thereto.

         "Parent Company": A corporation or other entity owning at least 50% of the outstanding shares of voting stock of Seller.

         "Pass-Through Rate": With respect to each Mortgage Loan Pool purchased by Purchaser hereunder, the rate at which interest from the Mortgage is passed through to Purchaser which initially shall be at the rate of interest specified in the related Confirmation as the Pass-Through Rate, subject to adjustment in the manner as may be agreed to by Purchaser and Seller.

         "Price Adjustment": With respect to a Takeout Commitment, the incremental percentage by which the trade price is adjusted by applying the appropriate formula set forth in a price adjustment summary sheet when delivered by Purchaser to Seller which price adjustment summary sheet may be amended from time to time by Purchaser's delivery to Seller of a new price adjustment summary sheet.

         "Purchase Date": With respect to any Mortgage Loan Pool purchased by Purchaser hereunder, the date of payment hereof by Purchaser to Seller of the Purchase Price.


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         "Purchase Price": With respect to each Mortgage Loan Pool purchased by
Purchaser hereunder, an amount equal to the Trade Principal less an amount equal to the product of the Trade Principal and the Discount (the Purchase Price may be reduced further by the amount of principal and interest due to Warehouse Lender).

         "Purchaser": Greenwich Capital Financial Products, Inc. and its successors in interest including, but not limited to, a party to whom a Trust Receipt is assigned as provided hereunder and in the Custodial Agreement.

         "Purchaser's Wire Instructions": The wire instructions set forth in a letter in the form of Exhibit E.

         "Recission": The right of Mortgagor to rescind the Mortgage Note and related documents pursuant to the applicable Agency Guide.

         "RTC":  Resolution Trust Corporation or any successor thereto.

         "Sale Agreement": The agreement providing for the purchase by Takeout Investor of Mortgage Loans from Seller:

         "Seller": The Seller whose name is set forth on the cover page hereof and its permitted successors hereunder.

         "Seller's Wire Instructions": The wire instructions set forth in a letter in the form of Exhibit C-2.

         "Settlement Date": With respect to any Mortgage Loan, the date of payment thereof by Takeout Investor to Purchaser of the Takeout Proceeds.

         "Settlement Modification Letter":  A letter in the form of Exhibit H.

         "Security":  A GNMA Security, a FNMA Security or a FHLMC Security.

         "Successor Servicer": An entity designated by Purchaser, with notice provided in conformity with Section 17, to replace Seller as issuer and servicer, mortgagee or seller/servicer of the Mortgage Loans evidenced by a Trust Receipt.

         "Takeout Commitment": A commitment of Seller to sell one or more Mortgage Loans to Takeout Investor and of Takeout Investor to purchase one or more Mortgage Loans from Seller on a date which is not greater than sixty (60) days from the later of (a) the date any such Mortgage Loan related to the commitment was originated, and (b) the date any such Mortgage Loan related to the commitment was acquired by Seller.

         "Takeout Confirmation": The written notification to Seller from Takeout Investor containing all of the relevant details of the Takeout Commitment, which notification may take the form of a trade confirmation.

         "Takeout Investor":  An Agency or a Conduit, as applicable.


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         "Takeout Proceeds": With respect to any Mortgage Loan Pool, the related
Trade Principal plus accrued interest as calculated in accordance with Section 4(c), as amended by any related Settlement Modification Letter accepted by Purchaser.

         "Third Parry Underwriter": Any third party, including but not limited to a mortgage loan pool insurer, who underwrites the Mortgage Loan(s) prior to the purchase by Purchaser of the related Mortgage Loan Pool.

         "Third Party Underwriter's Certificate": A certificate issued by a Third Party Underwriter with respect to a Mortgage Loan, certifying that such Mortgage Loan complies with its underwriting requirements.

         "Trade Assignment": The assignment by Seller to Purchaser of Seller's rights under a specific Takeout Commitment, in the form of Exhibit D-1, or of Seller's rights under all Takeout Commitments, in the form of Exhibit D-2.

         "Trade Price": The trade price set forth on a Takeout Commitment less any applicable Price Adjustment.

         "Trade Principal": With respect to any Mortgage Loan Pool, the aggregate outstanding principal balance of such Mortgage Loan multiplied by a percentage equal to the Trade Price.

         "Warehouse Lender": Any lender providing financing to Seller for the purpose of originating or purchasing Mortgage Loans which has a security interest in such Mortgage Loans as collateral for the obligations of Seller to such lender.

         "Warehouse Lender's Wire Instructions": The wire instructions set forth in a letter in the form of Exhibit B-2.

         "Warehouse Line": The financing arrangement provided by Greenwich Capital Financial Products, Inc. or an affiliate thereof, as Warehouse Lender, to Seller, as borrower, pursuant to an agreement, dated May 10, 1999, with respect to Seller's origination of Mortgage Loans.

Section 2. PROCEDURES FOR PURCHASES OF MORTGAGE LOANS.

       (a) Purchaser may, in its sole discretion, from time to time, purchase one or more Mortgage Loan Pools from Seller for consideration equal to the sum of the Purchase Price and the Completion Fee. The Purchase Price shall be payable as set forth in Section 2(b) and the Completion Fee shall be payable as, and upon the conditions set forth in Section 3(b) and 4(e). Prior to Purchaser's actual purchase of any Mortgage Loan Pool, Purchaser shall have received from Custodian (i) an original Trust Receipt relating to all Mortgage Loans (including the Mortgage Loan Pool being purchased) relating to Cash Window Transactions or Conduit Transactions, as applicable, fully completed and authenticated by Custodian, (ii) a copy of the Takeout Confirmation related to the Mortgage Loan(s) in such Mortgage Loan Pool, together with a Trade Assignment in the form of Exhibit D-1 or Exhibit D-2 executed by Seller and Takeout Investor, and (iii) an original letter in the form of Exhibit B-1 (an "Exhibit B-1 Letter") from the applicable Warehouse Lender (if any), or an original letter in the form of Exhibit C-1 (an "Exhibit C-1 Letter") in the event that there is no Warehouse Lender. Simultaneously with


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the payment by Purchaser of the Purchase Price, in accordance with the Warehouse
Lender's Wire Instructions or Seller's Wire Instructions, as applicable, with respect to a Mortgage Loan Pool, Seller hereby conveys to Purchaser without recourse except as provided for in this Agreement all of Seller's right, title and interest in and to the related Mortgage Loan(s) free and clear of any lien, claim or encumbrance. Notwithstanding the satisfaction by Seller of the conditions specified in this Section 2(a), Purchaser is not obligated to purchase any Mortgage Loans offered to it hereunder.

       (b) If Purchaser elects to purchase any Mortgage Loan Pool, Purchaser shall pay the amount of the Purchase Price for such Mortgage Loan Pool by wire transfer of immediately available funds in accordance with the Warehouse Lender's Wire Instructions or if there is no Warehouse Lender, Seller's Wire Instructions. Upon such payment and not otherwise, Purchaser shall be deemed to have accepted the related Trade Assignment and purchased the related Mortgage Loans. In the event that Purchaser rejects a Mortgage Loan for purchase for any reason and/or does not transmit the applicable Purchase Price, (i) the Trust Receipt delivered by Custodian to Purchaser in anticipation of such purchase shall automatically be null and void and the previously existing Trust Receipt for that type of transaction shall be in full force and effect, (ii) Purchaser shall not consummate the transactions contemplated in the applicable Takeout Confirmation and shall deliver to Takeout Investor (with a copy to Seller and Custodian) a Notice of Rejection of Trade Assignment, PROVIDED, HOWEVER, that failure of Purchaser to give such notice shall not affect the rejection by Purchaser of the Trade Assignment, and (iii) if Purchaser shall nevertheless receive any portion of the related Takeout Proceeds, Purchaser shall promptly pay such Takeout Proceeds to Seller in accordance with Seller's Wire Instructions.

       (c) The terms and conditions of the purchase of each Mortgage Loan Pool shall be as set forth in this Agreement.

Section 3. SALE OF MORTGAGE LOANS TO TAKEOUT INVESTOR.

       (a) With respect to Mortgage Loan(s) that Purchaser has elected to purchase, Purchaser may, at its option, either (i) instruct Custodian to deliver to Takeout Investor, in accordance with Takeout Investor's instructions, the Custodial File in respect of such Mortgage Loans, in the manner and at the time set forth on the Custodial Agreement, or (ii) provide for the delivery of the Custodial File through escrow arrangement satisfactory to Purchaser and Takeout Investor. Seller shall on behalf of Purchaser on or after the Purchase Date, but in no event later than the related Expiration Date, promptly deliver to Takeout Investor the related Credit File and thereafter any and all additional documents requested by Takeout Investor to enable Takeout Investor to purchase such Mortgage Loan(s) on or before the related Cure Date.

       (b) Except when Purchaser has accepted a Settlement Modification letter, unless the Takeout Proceeds are received by Purchaser (in immediately available funds in accordance with Purchaser's Wire Instructions) with respect to the Mortgage Loans in a Mortgage Pool, on or before the related Cure Date, the Completion Fee relating to such Mortgage Pool shall not be payable until the earlier to occur of (1) the date of receipt by Purchaser of the Takeout Proceeds and, (2) the satisfaction by Seller of its obligations pursuant to the exercise by Purchaser of any remedial election authorized by this Section 3. Upon receipt


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by Purchaser, prior to the Cure Date, of a Settlement Modification Letter, duly executed by Takeout Investor and Seller, Purchaser may, at its election, agree to the postponement of the Settlement Date and such other matters as are set forth in the Settlement Modification Letter. If Purchaser elects to accept a Settlement Modification Letter, Purchaser shall, not later than two (2) Business Days after receipt of such Settlement Modification Letter execute the Settlement Modification Letter and send, via facsimile, copies of such fully executed Settlement Modification Letter to Seller and Takeout Investor. Upon execution by Purchaser of a Settlement Modification Letter, Purchaser shall recalculate the amount of the Completion Fee, if any, due to Seller using the new terms included in the Settlement Modification Letter and shall pay to Seller, on the later of two (2) Business Days after Purchaser's execution of such Settlement Modification Letter or receipt of Takeout Proceeds and satisfaction of the other obligations, the amount of such recalculated Completion Fee.

       (c) (1) If a breach by Seller of this Agreement results in any Mortgage Loan being a Defective Mortgage Loan, at the time of the delivery of the related Trust Receipt to Purchaser and in Purchaser's sole judgment the defects in such Mortgage Loan will not be cured (or in fact are not cured) by Seller prior to the Cure Date, Purchaser, at its election, may require that Seller, upon receipt of notice, from Purchaser of its exercise of such right, either (i) immediately repurchase Purchaser's ownership interest in such Defective Mortgage Loan by remitting to Purchaser (in immediately available funds in accordance with Purchaser's Wire Instructions) the amount paid by Purchaser for such Defective Mortgage Loan plus interest at the Pass-Through Rate on the principal amount thereof from the date of Purchaser's purchase of the related Mortgage Loan Pool to the date of such repurchase or (ii) deliver to Custodian a Mortgage Loan in exchange for such Defective Mortgage Loan, which newly delivered Mortgage Loan shall be in all respects acceptable to Purchaser in Purchaser's reasonable discretion. If the aggregate principal balance of all Mortgage Loan(s) that are accepted by Purchaser pursuant to clause (ii) of the immediately preceding sentence is less than the aggregate principal balance of all Defective Mortgage Loan(s) that are being replaced by such Mortgage Loan(s), Seller shall remit with such Mortgage Loan to Purchaser an amount equal to the difference between the aggregate principal balance of the new Mortgage Loan(s) accepted by Purchaser and the aggregate principal balance of the Defective Mortgage Loan(s) being replaced thereby.

       (c) (2) If Seller fails to comply with its obligations in the manner described in Section 3(c)(1), not later than the third day after receipt by Seller of notice from Purchaser, Seller's rights and obligations to service Mortgage Loan(s) as provided in this Agreement, shall terminate. If an Act of Insolvency occurs at any time, Seller's rights and obligations to service the Mortgage Loan(s), as provided in this Agreement, shall terminate immediately; without any notice or action by Purchaser. Upon any such termination, Purchaser is hereby authorized and empowered as the exclusive agent for Seller to sell and transfer such rights to service the Mortgage Loan(s) for such price and on such terms and conditions as Purchaser shall reasonably determine, and Seller shall not otherwise attempt to sell or transfer such rights to service without the prior consent of Purchaser. Seller shall, perform all acts and take all action so that the Mortgage Loan(s) and all files and documents relating to such Mortgage Loan(s) held by Seller, together with all escrow amounts relating to such Mortgage Loan(s), are delivered to Successor Servicer. To the extent that the approval of any Third Party Underwriter or any other insurer or-guarantor is required for any such sale or transfer, Seller shall fully cooperate with Purchaser to


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obtain such approval. Upon exercise by Purchaser of its remedies under this
Section 3(c)(2), Seller hereby authorizes Purchaser to receive all amounts paid by any purchaser of such rights to service the Mortgage Loan(s) and to remit such amounts to Seller subject to Purchaser's rights of set-off under this Agreement. Upon exercise by Purchaser of its remedies under this Section 3(c)(2), Purchaser's obligation to pay and Seller's right to receive any portion of the Completion Fee relating to such Mortgage Loan(s) shall automatically be canceled and become null and void, provided that such cancellation shall in no way relieve Seller or otherwise affect the obligation of Seller to indemnify and hold Purchaser harmless as specified in Section 3(f).

       (c) (3) If a breach by Seller of its Purchase and Sale Agreement with Takeout Investor results in the Takeout Investor terminating the Takeout Commitment, Purchaser, at its election, may require that Seller, upon receipt of notice from Purchaser of its exercise of such right, either (i) immediately repurchase Purchaser's ownership interest in such Mortgage Loans which are subject to the Takeout Commitment by remitting to Purchase (in immediately available funds in accordance with Purchaser's Wire Instructions) the amount paid by Purchaser for such Mortgage Loan plus interest at the Pass-Through Rate on the principal amount thereof from the date of Purchaser's purchase of the related Mortgage Loan Pool to the date of such repurchase or (ii) deliver to Custodian a Mortgage Loan in exchange for such Mortgage Loan, which newly delivered Mortgage Loan shall be in all respects acceptable to Purchaser in Purchaser's reasonable discretion. If the aggregate principal balance of all Mortgage Loan(s) that are accepted by Purchaser pursuant to clause (ii) of the immediately preceding sentence is less than the aggregate principal balance of all Mortgage Loan(s) that are being replaced by such Mortgage Loan(s), Seller shall remit with such Mortgage Loan to Purchaser an amount equal to the difference between the aggregate principal balance of the new Mortgage Loan(s) accepted by Purchaser and the aggregate principal balance of the Mortgage Loans(s) being replaced thereby.

       (d) Each Mortgage Loan required to be delivered to Successor Servicer by
Section 3(c)(2) shall be delivered free of any servicing rights in favor of Seller and free of any title, interest, lien, encumbrance or claim of any kind of Seller and Seller hereby waives its right to assert any interest, lien, encumbrance or claim of any kind. Seller shall deliver, or cause to be delivered all files and documents relating to each Mortgage Loan held by Seller to Successor Servicer. Seller shall promptly take such actions and furnish to Purchaser such documents that Purchaser deems necessary or appropriate to enable Purchaser to cure any defect in each such Mortgage Loan or to enforce such Mortgage Loans, as appropriate.

       (e) In the event that a Mortgage Loan or Mortgage Pool is not purchased by a Takeout Investor no or before the Cure Date due to a breach by Takeout Investor of the Takeout Commitment (and not due to a breach by Seller of a representation or warranty hereunder, including representations and warranties regarding the quality of the Mortgage Loans), Seller agrees to assign to Purchaser whatever rights and claims it may have against Takeout Investor under the Takeout Commitment. In the event that a Mortgage Loan is discovered to be a Defective Mortgage Loan for any reason other than a breach by the Takeout Investor of the Takeout Commitment on or before the Cure Date, the provisions of paragraph 3(c)(1) shall apply.

       (f) Seller agrees to indemnify and hold Purchaser and its assigns harmless from and against all Losses resulting from or relating to any breach or

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failure to perform by Seller of any representation, warranty, covenant, term or condition made or to be performed by Seller under this Agreement.

       (g) No exercise by Purchaser of its rights under this Section 3 shall relieve Seller of responsibility or liability for any breach of this Agreement.

       (h) Seller hereby grants Purchaser a right of set-off against the payment of any amounts that may be due and payable to Purchaser from Seller, such right to be upon any and all monies or other property of Seller held or received by Purchaser, or due and owing from Purchaser to Seller.

Section 4. COMPLETION FEE.

       (a) With respect to each Mortgage Loan Pool that Purchaser elects to purchase hereunder, Purchaser shall pay to Seller a Completion Fee. The Completion Fee shall be payable by Purchaser as provided in subsection (e) below.

       (b) For purposes of calculating that portion of the Completion Fee composed of the "Net Carry Adjustment", the Net Carry Adjustment (shall be an amount which may be a negative number) equal to (A) the product obtained by multiplying the number of days in the period beginning on the Purchase Date to but not including the Settlement Date and the difference between (i) the product of the rate of interest to be borne by the related Mortgage Loans in the Mortgage Pool and the aggregate principal amount of such Mortgage Loans and (ii) the Pass-Through Rate on the Purchase Price, divided by (B) 360.

       (c) (i) If a Mortgage Loan Pool is purchased by Purchaser in the month prior to the month in which the related Settlement Date occurs, (A) all interest which accrues on the related Mortgage Loans, on and after the Purchase Date, through the last day of the month prior to the month in which such Settlement Date occurs, shall be paid to Purchaser by Seller, as servicer, on the related Settlement Date and (B) all interest which accrues on the Mortgage Loans in such Mortgage Loan Pool on and after the first day of the month in which such Settlement Date occurs, through the day immediately prior to such Settlement Date, will paid to Purchaser by Takeout Investor on such Settlement Date unless such Settlement Date occurs after the Cut-off Date of such month in which event Seller, as servicer, shall pay such amount to Purchaser on such Settlement Date. If a Mortgage Loan Pool is purchased by Purchaser in the same month in which the related Settlement Date occurs, (A) all interest, if any, which accrues on such Mortgage Loan(s) from the first day of such month to but not including the related Purchase Date shall be paid by Purchaser to Seller on such Settlement Date, and (B) all interest which accrues on such Mortgage Loan(s), on and after the Purchase Date to but not including the Settlement Date will be paid to Purchaser by Takeout Investor on the Settlement Date unless such Settlement Date occurs after the Cut-Off Date or in a month in which interest has been prepaid by the Mortgagor in either of which events Seller, as servicer, shall pay such amount to Purchaser on such Settlement Date. For purposes of this paragraph all interest payments shall be deemed to accrue at the applicable rate set forth in the related Takeout Commitment.

           (ii) In circumstances where a Mortgage Loan is not purchased by the Takeout Investor on or before the Settlement Date, in the event Purchaser elects not to declare a default hereunder, Purchaser may adjust and reduce the Completion Fee as specified by Purchaser in the Confirmation. Notwithstanding the preceding sentence, Purchaser is under no obligation to waive any default or forebear from exercising its remedies hereunder and one waiver or forbearance shall not constitute evidence of any pattern or create any obligation by Purchaser to waive or forebear in the future.

       (d) It is understood by Seller and Purchaser that, if Seller requests and Purchaser agrees to pay the Completion Fee prior to the Settlement Date, the amount of such Completion Fee shall be adjusted as mutually agreed by Seller and Purchaser.

       (e) The Completion Fee relating to each Mortgage Loan Pool is payable on the earlier to occur of (1) the date of receipt by Purchaser of the Trade Price, and (2) the satisfaction by Seller of its obligations pursuant to this Agreement notwithstanding the exercise by Purchaser of any remedial election authorized herein.

Section 5. SERVICING OF THE MORTGAGE LOANS.

       (a) Seller shall service and administer the Mortgage Loan(s) on behalf of Purchaser in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry and in accordance with the requirements of Takeout Investor, provided that Seller shall at all times comply with applicable law, and the requirements of any applicable insurer or guarantor including, without limitation, any Third Party Underwriter, so that the insurance in respect of any Mortgage Loan is not voided or reduced. Seller shall at all times maintain accurate and complete records of its servicing of each Mortgage Loan, and Purchaser may, at any time during Seller's business hours on reasonable notice, examine and make copies of such records. In addition, if a Mortgage Loan is not purchased by Takeout Investor on or before the Cure Date, Seller shall at Purchaser's request deliver to Purchaser monthly reports regarding the status of such Mortgage Loan, which reports shall include, but shall not be limited to, a description of each Mortgage Loan in default for more than thirty (30) days, and such other circumstances with respect to any Mortgage Loan (whether or not such Mortgage Loan is included in the foregoing list) that could materially adversely affect any such Mortgage Loan, Purchaser's ownership of any such Mortgage Loan or the collateral securing any such Mortgage Loan. Seller shall deliver such a report to Purchaser every thirty (30) days until (i) the purchase by Takeout Investor of such Mortgage Loan pursuant to the related Takeout Commitment or (ii) the exercise by Purchaser of any remedial election pursuant to Section 3.

       (b) Within five (5) business days of notice from Purchaser, Seller shall establish and maintain a separate custodial account (the "Custodial Account")_entitled "Greenwich Capital Financial Products, Inc. and its assignees under the Mortgage Loan Purchase and Sale Agreement dated [the date of this Agreement]" and shall promptly deposit into such account in the form received with any necessary endorsements all collections received in respect of each Mortgage Loan that are payable to Purchaser as the owner of each such Mortgage Loan.

       (c) Amounts deposited in the Custodial Account with respect to any Mortgage Loan shall be held in trust for Purchaser as the owner of such Mortgage Loan and shall be released only as follows:

              (1) Except as otherwise provided in Section 5(c)(2), following receipt by Purchaser or its designee of the Takeout Proceeds for such Mortgage Loan from Takeout Investor, amounts deposited in the Custodial Account related to such Mortgage Loan not otherwise subject to setoff as provided hereunder shall be released to Seller. The amounts paid to Seller (if any) pursuant to this Section 5(c)(1) shall constitute Seller's sole compensation for servicing the Mortgage Loans as provided in this Section 5.

              (2) If Successor Servicer takes delivery of such Mortgage Loan (either under the circumstances set forth in Section 3 or otherwise), all amounts deposited in the Custodial Account shall be paid to Purchaser promptly upon such delivery.

              (3) If a Mortgage Loan is not purchased by Takeout Investor on or before the Cure Date, during the period thereafter that Seller remains as servicer, all amounts deposited in the Custodial Account shall be released only in accordance with a Purchaser's written instructions.

Section 6. TRADE ASSIGNMENTS. Seller hereby assigns to Purchaser, free of any security interest, lien, claim or encumbrance of any kind, Seller's rights, under each Takeout Commitment as to which Takeout Investor has consented to assignment, to deliver the Mortgage-Loan(s) specified therein to the related Takeout Investor and to receive the Takeout Proceeds therefor from such Takeout Investor. Purchaser shall not be deemed to have accepted any Trade Assignment unless and until it purchases the related Mortgage Loans, and nothing set forth herein shall be deemed to impair Purchaser's right to reject any Mortgage Loan for any reason, in its sole discretion.

Section 7. TRANSFERS OF BENEFICIAL INTEREST IN MORTGAGE LOANS BY PURCHASER. Purchaser may, in its sole discretion, assign all of its right, title and interest in or grant a security interest in any Mortgage Loan sold by Seller hereunder and all rights of Purchaser under this Agreement and the Custodial Agreement, in respect of such Mortgage Loan to a tri-party custody and clearing agent ("Assignee"), subject only to an obligation on the part of Assignee to deliver each such Mortgage Loan to Takeout Investor pursuant to Section 6 or to Purchaser to permit Purchaser or its designee to make delivery thereof to a Takeout Investor pursuant to
       Section 6. It is anticipated that such assignment to an Assignee will be made by Purchaser, and Seller hereby irrevocably consents to such assignment. No notice of such assignment shall be given by Purchaser to Seller or Takeout Investor. Assignment by Purchaser of the Mortgage Loans as provided in this Section 7 shall not release Purchaser from its obligations under this Agreement.

                  Without limitation of the foregoing, an assignment of the Mortgage Loans to an Assignee, as described in this Section 7,. shall be effective upon delivery to the Assignee of a duly executed and authenticated Trust Receipt.

Section 8. RECORD TITLE TO MORTGAGE LOANS; INTENT OF PARTIES; SECURITY INTEREST.

       (a) From and after the issuance and delivery of the related Trust Receipt, and subject to the remedies of Purchaser in Section 3, Seller shall be the payee named on each

Mortgage Note and the mortgagee or assignee of record of each Mortgage solely in trust for the benefit of Purchaser, for the sole purpose of facilitating the servicing of such Mortgage Loan. The related Mortgage Notes and related Mortgage Files with the endorsements and otherwise in the form set forth on Exhibit I shall be delivered to Custodian as required by Section 2 and the Custodial Agreement.

       (b) Seller shall maintain a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership interest in each Mortgage Loan of the holder of the related Trust Receipt.

       (c) Purchaser and Seller confirm that the transactions contemplated herein are intended to be sales of the Mortgage Loans by Seller to Purchaser rather than borrowings secured by the Mortgage Loans. In the event, for any reason, any transaction is construed by any court or regulatory authority as a borrowing rather than as a sale, Seller and Purchaser intend that Purchaser or its Assignee, as the case may be, shall have a perfected first priority security interest in the Mortgage Loans, the Custodial Account, and all proceeds thereof, the Takeout Commitments and the proceeds of any and all of the foregoing (collectively, the "Assigned Property"), free and clear of adverse claims. In such case, Seller shall be deemed to have hereby granted to Purchaser or Assignee, as the case may be, a first priority security interest in and lien upon the Assigned Property, free and clear of adverse claims. In such event, this Agreement shall constitute a security agreement, the Custodian shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to Purchaser or Assignee, as the case may be, and Purchaser or Assignee, as the case may be, shall have all of the rights of a secured party under applicable law.

       (d) Upon not less than two Business Days prior written notice, Seller shall deliver to Custodian (or if so requested, directly to Purchaser or its Assignee) a complete Mortgage File containing all of the documents listed in
Exhibit I hereto.

Section 9. REPRESENTATIONS AND WARRANTIES.

       (a) Seller hereby represents and warrants to Purchaser as of the date hereof and as the date of each issuance and delivery of a Trust Receipt that:

           (i) Seller is duly organized, validly existing and in good standing under the laws of the state of its organization and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the state where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by Seller. Seller has all requisite power and authority (including, if applicable, corporate power) to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of Seller; and all requisite action (including, if applicable, corporate action) has. been taken by Seller to make this Agreement valid and binding upon Seller in accordance with its terms;

           (ii) No approval of the transactions contemplated by this Agreement from the OTS, the NCUA, the FDIC or any similar federal or state regulatory authority having jurisdiction over Seller is required; or if required, such, approval has been obtained. There are no actions or proceedings pending or affecting Seller which would adversely affect its ability to perform hereunder. The transfers, assignments and conveyances provided for herein are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

           (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of Seller and will not result in the breach of any term or provision of the charter or by-laws of Seller or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which Seller or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject;

           (iv) This Agreement, the Custodial Agreement and every document to be executed by Seller pursuant to this Agreement is and will be valid, binding and subsisting obligations of Seller, enforceable in accordance with their respective terms. No consents or approvals are required to be obtained by Seller or its Parent Company for the execution, delivery and performance of this Agreement or the Custodial Agreement by Seller;

           (v) Seller has not sold, assigned, transferred, pledged or hypothecated any interest in any Mortgage Loan sold hereunder to any person other than Purchaser, and upon delivery of a related Trust Receipt to Purchaser, Purchaser will be the sole owner thereof, free and clear of any lien, claim or encumbrance; and

           (vi) All information relating to Seller that Seller has delivered or caused to be delivered to Purchaser, including, but not limited to, all documents related to this Agreement, the Custodial Agreement or Seller's financial statements, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein or herein in light of the circumstances under which they were made, not misleading.

       (b) Seller hereby represents and warrants to Purchaser as of the date hereof and as of each Purchase Date the Custodian is an eligible custodian as determined by FNMA and FHMLC and GNMA, and is not an Affiliate of the Seller:

       (c) Seller hereby represents, warrants and covenants to Purchaser with respect to each Mortgage Loan as of each Purchase Date of the related Mortgage Loan that:

           (i) The Mortgage Loan conforms in all respects to the requirements of this Agreement, the Sale Agreement, the Commitment Guidelines and the requirements of the related Third Party Underwriter's Certificate;

           (ii) Seller is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges, or security interests of any nature and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement;

           (iii) No servicing agreement has been entered into with respect to the Mortgage Loan or, any such servicing agreement has been terminated and there are no restrictions, contractual or governmental, which would impair the ability of Purchaser or Purchaser's designees from servicing the Mortgage Loan;

           (iv) The Mortgage is a valid and subsisting lien on the property therein described and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and other liens permitted by Purchaser. In the event that the Mortgage is not a first priority lien-on the property described therein, there is no event of default or situation which upon the passage of time would become a default under any obligation secured by a senior lien on the Mortgaged Property. Any pledge account, security agreement, chattel mortgage or equivalent document related to, and delivered to Purchaser with the Mortgage, establishes in Seller a valid and subsisting lien on the property described and the priority provided therein, and Seller has full right-to sell and assign the same to Purchaser;

           (v) Neither Seller nor any prior holder of the Mortgage has modified the Mortgage in any material respect; satisfied, canceled or subordinated the Mortgage in whole or in part; released the Mortgaged Property in whole or in part from the lien of the Mortgage; or executed any instrument of release, cancellation; modification or satisfaction unless such release, cancellation, modification or satisfaction does not adversely affect the value of the Mortgage Loan and is contained in the related Document File;

           (vi) The Mortgage Loan is not in default, and all Monthly Payments due prior to the Purchase Date and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents have been paid. Seller has not advanced funds, or induced or solicited any advance of funds by a party other than the Mortgagor directly or indirectly, for the payment of any amount required by the Mortgage Loan. The collection practices used by each entity which has serviced the Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage servicing business. With respect to escrow deposits and payments in those instances where such were required, there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made and no escrow deposits or payments or other charges or payments have been capitalized under any Mortgage or the-related Mortgage Note;

           (vii) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and Seller has not waived any default, breach, violation or event of acceleration;

           (viii) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense; including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

           (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by the Mortgagor;

           (x) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury, and the Mortgage Loan is not usurious;

           (xi) Any and all requirements of any federal, state or local law including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, and Seller shall deliver to Purchaser upon demand, evidence of compliance with all such requirements;

           (xii) Either: (A) Seller and every other holder of the Mortgage, if any, were authorized to transact and do business in the jurisdiction in which the Mortgaged Property is located at all times when such party held the Mortgage; or (B) the loan of mortgage funds, the acquisition of the Mortgage (if Seller was not the original lender), the holding of the Mortgage and the transfer of the Mortgage did not constitute the transaction of business or the doing of business in such jurisdiction;

           (xiii) Not less than 95% of the proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder greater than 5% of the Mortgage Loan and any and all requirements as to completion of any on site or off-site improvements and as to disbursements of any escrow funds, therefore, have been or will be complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

           (xiv) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

           (xv) The Mortgage Loan was originated free of any "original issue discount" with respect to which the owner of the Mortgage Loan could be deemed to have income pursuant to Sections 1271 ET SEQ. of the Internal Revenue Code;


           (xvi) Intentionally Deleted;

           (xvii) At origination, the Mortgaged Property was free and clear of all mechanics' and materialmen's liens or liens in the nature thereof which are or could be prior to the Mortgage lien except as provided in the Mortgage, and no rights are outstanding that under law could give rise to any such lien;


           (xviii) All of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

           (xix) At origination, no improvement located on or being part of the Mortgaged Property was in violation of any applicable zoning law or regulation and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property, and with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, had been made or obtained from the appropriate authorities and the Mortgaged Property was lawfully occupied under applicable law. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation and all inspections, licenses and certificates required to be made or issued with respect to the Mortgaged Property, and with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

           (xx) There is no proceeding pending for the total or partial condemnation of the Mortgaged Property and said property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty;

           (xxi) The Custodial File contains and the Credit File contains or shall contain prior to the Cure Date each of the documents and instruments specified to be included therein duly executed and in due and proper form and each such document or instrument is either in form acceptable to the Applicable Agency or is a uniform instrument. Each Mortgage Note and Mortgage are on forms, approved by or to the best of the Seller's knowledge would be approved by the Applicable Agency with such riders as have been approved by or to the best of the Seller's knowledge would be approved by the Applicable Agency; there are no custodial agreements in effect adversely affecting the rights of Seller to make the deliveries required within the required time. Seller shall not deliver a Credit File to Takeout Investor after the related Commitment Date;

           (xxii) Each Mortgage Loan is covered by a mortgage title insurance policy acceptable to FNMA, issued by, and the valid and binding obligation of, a title insurer acceptable to FNMA and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring Seller, its successors and assigns, as to the validity and appropriate priority of the lien created by the Mortgage in the original principal amount of the Mortgage Loan, Seller is the named insured and the sole insured of such mortgage title insurance policy, the assignment to Purchaser of Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer, such mortgage-title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of Purchaser upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

           (xxiii) All buildings upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to fire and hazard insurance policies with extended coverage or other insurance required by the Sale Agreement, in an amount at least equal to the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum insurable value (replacement cost without deduction for, depreciation) of the improvements constituting the Mortgaged Property. If applicable laws limit the amount of such insurance to the replacement cost of the improvements constituting the Mortgaged Property or to some other amount, then such insurance is in an amount equal to the maximum allowed by such laws. Such insurance amount is sufficient to prevent the Mortgagor or the loss payee under the policy from becoming a co-insurer. The insurer issuing such insurance is acceptable pursuant to the Sale Agreement. All individual insurance policies contain a standard mortgagee clause naming Seller, its successors and assigns, as mortgagee and all premiums thereon have been-paid. Each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. Any flood insurance required by applicable law has been obtained;

           (xxiv) The original principal amount of the related Mortgage Note (plus the amount of all other prior obligations for which there is a senior lien on the Mortgaged Property) either (a) was not more than 80 % of the lesser of
(i) the purchase price of the Mortgaged Property paid by the Mortgagor at the origination of the Mortgage Loan and (ii) the appraised value of the Mortgaged Property, such appraised value being, for the purposes hereof, the amount set forth in an appraisal made in connection with the origination of such Mortgage Loan, or (b) is and will be insured as to payment defaults by a policy of primary mortgage guaranty insurance in accordance with the Sale Agreement and all provisions of such primary mortgage guaranty insurance policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage Loan subject to any such policy of primary mortgage guaranty insurance obligates the Mortgagor thereunder to maintain such insurance and pay all premiums and charges in connection therewith. The original principal amount of each Mortgage Note was not more than 95% of the purchase price of the related Mortgaged Property paid by the Mortgagor at the origination of the Mortgage Loan. No action, event or state of facts exists or has existed which, because involving or arising from any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor or the originator or servicer of the Mortgage Loan, would result in the exclusion from, denial of, or defense to coverage which otherwise would be provided by such insurance;

           (xxv) At the time that the related Mortgage Loan was made, the Mortgagor represented that the Mortgagor would occupy such Mortgaged Property as Mortgagor's primary residence;

           (xxvi) The Mortgaged Property consists of a single parcel of real property;

           (xxvii) There are no circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can be reasonably expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or adversely affect the-value or marketability of the Mortgage Loan;


           (xxviii) Such Mortgage Loan was, immediately prior to the sale to Purchaser of the related Mortgage Loan Pool, owned solely by Seller, is not subject to any lien, claim or encumbrance, including, without limitation, any such interest pursuant to a loan or credit agreement for warehousing mortgage loans, and was originated and serviced in accordance with all applicable law and regulations, including without limitation the Federal Truth-in-Lending Act, the Real Estate Settlement Procedures Act, regulations issued pursuant to any of the aforesaid, and any and all rules, requirements, guidelines and announcements of the Applicable Agency, and, as applicable, the FHA and VA, as the same may be amended from time to time;

           (xxix) The improvements on the land securing such Mortgage Loan are and will be kept insured at all times by responsible insurance companies reasonably acceptable to Purchaser against fire and extended coverage hazards under policies, binders or certificates of insurance with a standard mortgagee clause in favor of Seller and its assigns, providing that such policy may not be canceled without prior notice to Seller. Any proceeds of such insurance shall be held in trust for the benefit of Purchaser. The scope and amount of such insurance shall satisfy rules, requirements, guidelines and announcements of the Applicable Agency, and shall in all cases be at least equal to the lesser of (A) the principal amount of such Mortgage Loan or (B) the maximum amount permitted by applicable law, and shall not be subject to reduction below such amount through the operation of a coinsurance, reduced rate contribution or similar clause;

           (xxx) Each Mortgage is a valid first lien on the mortgaged property and is covered by an attorney's opinion of title acceptable to GNMA, FNMA or FHLMC, as applicable, or, by a policy of title insurance on a standard ALTA or similar lender's form in favor of Seller and its assigns, subject only to exceptions permitted by the GNMA, FNMA or FHLMC Program, as applicable. Seller shall hold in trust for Purchaser such policy of title insurance, and, upon request of Purchaser, shall immediately deliver such policy to Purchaser or to the Custodian on behalf of Purchaser;

           (xxxi) To the extent applicable, such Mortgage Loan is either insured by the FHA under the National Housing Act, guaranteed by the VA under the Servicemen's Readjustment Act of 1944 or is otherwise insured or guaranteed in accordance with the requirements of the GNMA, FNMA or FHLMC Program, as applicable, and is not subject to any defect that would prevent recovery in full or in part against the FHA, VA or other insurer or guarantor, as the case may be;

           (xxxii) Such Mortgage Loan is in strict compliance with the requirements and specifications (including, without limitation, all representations and warranties required in respect thereof) set forth in the GNMA Guide, FNMA Guide or FHLMC Guide, as applicable; and

           (xxxiii) To the extent applicable, each Mortgage Loan is being serviced by a mortgage sub-servicer having all Approvals necessary to make such Mortgage Loan eligible to back a GNMA, FNMA or FHLMC Security, as applicable.

       (d) Seller hereby represents and warrants to Purchaser as of the date hereof and as of the date of each delivery of a Mortgage Loan Pool that the Custodian is an eligible custodian under the Agency Guide and Agency Program, and is not an Affiliate of the Seller.

       (e) Seller hereby represents and warrants to Purchaser as of the date hereof and as of the date of each delivery of a Mortgage Loan Pool that the party authorized by the Seller to close the Mortgage Loans has executed an escrow agreement or letter stating that in the event of a Rescission, the party conducting the closing is holding all funds which would have been disbursed on behalf of Mortgagor as agent for and for the benefit of Purchaser and such funds shall be returned to Custodian for benefit of Purchaser not later than one Business Day after the date of Rescission.

       (f) Seller hereby represents and warrants to Purchaser as of the date of each delivery of a Mortgage Loan Pool, none of the Mortgage Loans constituting a Mortgage Loan Pool was originated more than thirty (30) days prior to such applicable Purchase Date.

    The representations and warranties of Seller in this Section 9 are unaffected by and supersede any provision in any endorsement of any Mortgage Loan or in any assignment with respect to such Mortgage Loan to the effect that such endorsement or assignment is without recourse or without representation or warranty.

Section 10. COVENANTS OF SELLER. Seller hereby covenants and agrees with Purchaser as follows:

       (a) Seller shall deliver to Purchaser:

              (i) Within one hundred twenty (120) days after the end of each fiscal year of Seller, consolidated balance sheets of Seller and its consolidated subsidiaries and the related consolidated statements of income showing the financial condition of Seller and its consolidated subsidiaries as of the close of such fiscal year and the results of operations during such year, and a consolidated statement of cash flows, as of the close of such fiscal year, setting forth, in each case, in comparative form the corresponding figures for the preceding year, all the foregoing consolidated financial statements to be reported on by, and to carry the report (acceptable in form and content to Purchaser) of an independent public accountant of national standing acceptable to Purchaser;

              (ii) Within sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year of Seller, unaudited consolidated balance sheets and consolidated statements of income, all to be in a form acceptable to Purchaser, showing the financial condition and results of operations of Seller and its consolidated subsidiaries on a consolidated basis as of the end of each such quarter and for the then elapsed portion of the fiscal year, setting forth, in each case, in comparative form the corresponding figures for the corresponding periods of the preceding fiscal year, certified by a financial officer of Seller (acceptable to Purchaser) as presenting fairly the financial position and results of operations of Seller and its consolidated subsidiaries and as having been prepared in accordance with generally accepted accounting principles consistently applied, in each case, subject to normal year-end audit adjustments;

              (iii) Promptly upon receipt thereof, a copy of each other report submitted to Seller by its independent public accountants in connection with any annual, interim or special audit of Seller;

              (iv) Promptly upon becoming aware thereof, notice of (1) the commencement of, or any determination in, any legal, judicial or regulatory proceedings, (2) any dispute between Seller or its Parent Company and any governmental or regulatory body, (3) any event or condition, which, in any case of (1) or (2) if adversely determined, would have a material adverse effect on
(A) the validity or enforceability of this Agreement, (B) the financial condition or business operations of Seller, or (C) the ability of Seller to fulfill its obligations under this Agreement or (4) any material adverse change in the business, operations, prospects or financial condition of Seller, including, without limitation, the insolvency of Seller or its Parent Company;

              (v) Promptly upon becoming available, copies of all financial statements, reports, notices and proxy statements sent by its Parent Company, Seller or any of Seller's consolidated subsidiaries in a general mailing to their respective stockholders and of all reports and other material (including copies of all registration statements under the Securities Act of 1933, as amended) filed by any of them with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of said Commission;

              (vi) Promptly upon becoming available, copies of any press releases issued by its Parent Company or Seller and copies of any annual and quarterly financial reports and any reports on Form H-(b)12 which its Parent Company or Seller may be required to file with the OTS or the RTC or comparable reports which a Parent Company or Seller may be required to file with the FDIC or any other federal banking agency containing such financial statements and other information concerning such Parent Company's or Seller's business and affairs as is required to be included in such reports in accordance with the rules and regulations of the OTS, the RTC, the FDIC or such other banking agency, as may be promulgated from time to time;

              (vii) Such supplements to the aforementioned documents and 'such other information regarding the operations, business affairs and financial condition of its Patent Company, Seller or any of Seller's consolidated subsidiaries as Purchaser may request;

              (viii) A copy of (1) the articles of incorporation of Seller and any amendments thereto, certified by the Secretary of State of Seller's state of incorporation, (2) a copy of Seller's by-laws, together with any amendments thereto, (3) a copy of the resolutions adopted by Seller's Board of Directors authorizing Seller to enter into this Agreement and the Custodial Agreement and authorizing one or more of Seller's officers to execute the documents related to this Agreement and the Custodial Agreement, and (4) a certificate of incumbency and signature of each officer of Seller executing any document in connection with this Agreement;

       (b) Except as set forth in this Agreement, neither Seller nor any affiliate thereof will acquire at any time any economic interest in or obligation with respect to any Mortgage Loan;

       (c) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, Seller will report each sale of a Mortgage Loan to the Purchaser hereunder as a sale of the ownership interest in the Mortgage Loan. Seller has been advised by or has confirmed with its independent public accountants that the foregoing transactions will be so classified under GAAP;

       (d) The consideration received by Seller upon the sale of each Mortgage Loan Pool will constitute reasonably equivalent value and fair consideration for the ownership interest in the Mortgage Loans included therein;

       (e) Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, any sale of a Mortgage Loan to the Purchaser; and

       (f) Seller will not sell any Mortgage Loan to the Purchaser with any intent to hinder, delay or defraud any of Seller's creditors.

       (g) Seller shall comply, in all material respects, with all laws, rules and regulations to which it is or may become subject.

       (h) Seller shall immediately repurchase from Purchaser in accordance with
Section 3(c)(1) hereof any Mortgage Loan in which the Mortgagor fails to remit within forty-five (45) days of the due date the first or second payment inclusive of principal and interest to Mortgagee required under and in accordance with the Mortgage Note.

       (i) Seller shall, upon request of Purchaser, promptly execute and deliver to Purchaser all such other and further documents and instruments of transfer, conveyance and assignment, and shall take such other action as Purchaser may require, more effectively to transfer, convey, assign to and vest in Purchaser and to put Purchaser in possession of the property to be transferred, conveyed, assigned and delivered hereunder and otherwise to carry out more effectively the intent of the provisions under this Agreement.

Section 11. TERM. This Agreement shall continue in effect until terminated as to future transactions by written instruction signed by either Seller or Purchaser and delivered to the other, provided that no termination will affect the obligations hereunder as to any of the Mortgage Loans purchased hereunder.

Section 12. EXCLUSIVE BENEFIT OF PARTIES; ASSIGNMENT. This Agreement is for the exclusive benefit of the parties hereto and their respective successors and assigns and shall not be deemed to give any legal or equitable right to any other person, including the Custodian.

       Except as provided in Section 7, no rights or obligations created by this Agreement may be assigned by any party hereto without the prior written consent of the other parties.

Section 13. AMENDMENTS; WAIVERS; CUMULATIVE RIGHTS. This Agreement may be amended from time to time only by written agreement of Seller and Purchaser. Any forbearance, failure or delay by either party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver thereof, and any single or partial exercise by Purchaser of any right, power or remedy hereunder shall not preclude the further exercise thereof. Every right, power and remedy of Purchaser shall continue in full force and effect until specifically waived by Purchaser in writing. No right, power or remedy shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred hereby or hereafter available at law or in equity or by statute or otherwise.

Section 14. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Section 15. EFFECT OF INVALIDITY OF PROVISIONS. In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

Section 16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws rules.

Section 17. NOTICES. Any notices, consents, elections, directions and other communications given under this Agreement shall be in writing and shall be deemed to have been duly given when telecopied or delivered by overnight courier, personally delivered, or on the third day following the placing thereof in the mail, first class postage prepaid, to the respective addresses set forth on the cover page hereof for Seller and Purchaser, or to such other address as either party shall give notice to the other party pursuant to this Section l7. Notices to any Assignee shall be given to such address as Assignee shall provide to Seller in writing.

Section 18. ENTIRE AGREEMENT. This Agreement and the Custodial Agreement contain the entire agreement between the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements between them, oral or written, of any nature whatsoever with respect to the subject matter hereof.

Section 19. COSTS OF ENFORCEMENT. In addition to any other indemnity specified in this Agreement, in the event of a breach by Seller of this Agreement, the Custodial Agreement or a Takeout Commitment, Seller agrees to pay the reasonable attorneys' fees and expenses of Purchaser and/or Assignee incurred as a consequence of such breach.

Section 20. CONSENT TO SERVICE. Each party irrevocably consents to the service of process by registered or certified mail postage prepaid to it at its address given in or pursuant to Section 17.

Section 21. SUBMISSION TO JURISDICTION. With respect to any claim arising out of this Agreement each party (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, and
       (b) irrevocably waives (i) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such Court, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (iii) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party.

Section 22. JURISDICTION NOT EXCLUSIVE. Nothing herein will be deemed to preclude either party hereto from bringing an action or proceeding in respect of this Agreement in any jurisdiction other than as set forth in
       Section 21.

Section 23. CONSTRUCTION. The headings in this Agreement are for convenience only and are not intended to influence its construction. References to Sections, Exhibits and Annexes in this Agreement are to the Sections of and Exhibits to this Agreement. The Exhibits are part of this Agreement, and are incorporated herein by reference. The singular includes the plural, the plural the singular, and the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require.

         IN WITNESS WHEREOF, Purchaser and Seller have duly executed this Agreement as of the date and year set forth on the cover page hereof.

                         GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                         By:
                             --------------------------------------
                         Name:
                         Title:

                         By:
                             --------------------------------------
                         Name:
                         Title:
                         Address (if different from cover page):

                                    EXHIBIT A


                               INTENTIONALLY BLANK


                                   EXHIBIT A

                                   EXHIBIT B-1


                          [WAREHOUSE LENDER'S RELEASE]

Greenwich Capital Financial Products, Inc.
600 Steamboat Avenue
Greenwich, Connecticut  06830

Ladies and Gentlemen:

         We hereby release all right, interest or claim of any kind, including any security interest or lien, with respect to the mortgage loan(s) referenced below, such release to be effective automatically without any further action by any party, upon receipt, in one or more installments, from Greenwich Capital Financial Products, Inc., in accordance with the wire instructions which we delivered to you in a letter dated ___________, 199___, in immediately available funds, of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearest $0.01) multiplied by C.*

                          Street
Loan #     Mortgagor      Address      City        State       Zip



                                         Very truly yours,

                                         [WAREHOUSE LENDER]

                                         By:
                                            -----------------------------
                                         Name:
                                               --------------------------
                                         Title:
                                               --------------------------




                 *A = weighted average trade price
                 B  = principal amount of the mortgage loan(s)
                 C  = 1 minus the discount set forth on the related
                      participation certificate



                                   EXHIBIT B-1
                                      -1-

                                   EXHIBIT B-2


                     [WAREHOUSE LENDER'S WIRE INSTRUCTIONS]

Greenwich Capital Financial Products, Inc.
600 Steamboat Avenue
Greenwich, Connecticut  06830

           Re: Greenwich Capital Financial Products, Inc. Mortgage Loan Purchase
               PROGRAM WITH [SELLER]

Ladies and Gentlemen:

       Set forth below are [Warehouse Lender's] wire instructions applicable to the above-referenced Non-Conforming Purchase Program:

WIRE INSTRUCTIONS:

             Bank Name:
             City, State:
             ABA #:
             Account #:
             Account Name:

       Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces any prior notice specifying the name of [Warehouse Lender] and setting forth wire instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.

                                         Very truly yours,

                                         [SELLER]

                                         By:
                                            -----------------------------
                                         Name:
                                               --------------------------
                                         Title:
                                               --------------------------


                                         [WAREHOUSE LENDER(S)]*

                                         By:
                                            -----------------------------
                                         Name:
                                               --------------------------
                                         Title:
                                               --------------------------
- --------------
* The authorized officer of each warehouse lender executing this letter must be the same authorized officer as signs the Exhibit B-I Letter. Not applicable if there is no warehouse lender.


                                   EXHIBIT B-2
                                      -1-

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

By:
   -----------------------------
Name:
      --------------------------
Title:
      --------------------------


                                   EXHIBIT B-2

                                   EXHIBIT C-1


                               [SELLER'S RELEASE]

Greenwich Capital Financial Products, Inc.
600 Steamboat Avenue
Greenwich, Connecticut  06830

Ladies and Gentlemen:

       With respect to the mortgage loan(s) referenced below (a) we hereby certify to you that the mortgage loan(s) is not subject to a lien of any warehouse lender and (b) we hereby release all right, interest or claim of any kind with respect to such mortgage loan, such release to be effective automatically without any further action by any party upon payment from Purchaser to Seller of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearest $0.01) multiplied by C* in accordance with our wire instructions in effect on the date of such payment.


                          Street
Loan #     Mortgagor      Address      City        State       Zip



                                         Very truly yours,

                                         [SELLER]

                                         By:
                                            -----------------------------
                                         Name:
                                               --------------------------
                                         Title:
                                               --------------------------


**Confirmed by:

[WAREHOUSE LENDER]


By:
   -----------------------------
Name:
      --------------------------
Title:
      --------------------------


                 *A = weighted average trade price
                 B  = principal amount of the mortgage loan(s)
                 C  = 1 minus the discount set forth on the related
                      participation certificate

** If applicable.


                                   EXHIBIT C-1
                                      -1-

                                   EXHIBIT C-2


                          [SELLER'S WIRE INSTRUCTIONS]

Greenwich Capital Financial Products, Inc.
600 Steamboat Avenue
Greenwich, Connecticut  06830

          Re: Custodial Agreement dated as of _________, 199__, among Greenwich
              Capital Financial Products, Inc. [Seller] and [Custodian]

Ladies and Gentlemen:

       Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the above-referenced Custodial Agreement.

       Set forth below are Seller's Wire Instructions applicable to the above-referenced custodial Agreement.

WIRE INSTRUCTIONS:

                  Bank Name:
                  City, State:
                  ABA #:
                  Account #:
                  Account Name:

       Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces any prior notice specifying the name of Seller and Seller's Wire Instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.


                                         Very truly yours,

                                         [SELLER]*

                                         By:
                                            -----------------------------
                                         Name:
                                               --------------------------
                                         Title:
                                               --------------------------


- --------------
* The authorized officer executing this letter must be the same authorized officer as signs the Exhibit C-1 Letter. Applicable only if there is no Warehouse Lender.


                                   EXHIBIT C-2
                                      -1-

Receipt acknowledged by:

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


By:
   -----------------------------
Name:
      --------------------------
Title:
      --------------------------


                                   EXHIBIT C-2
                                      -2-

                                   EXHIBIT D-1

                               [TRADE ASSIGNMENT]

__________________ ("Takeout Investor")
[Address]
Attention:

Ladies and Gentlemen:

       Attached hereto is a correct and complete copy of your confirmation of commitment (the "Commitment"), trade-dated ____________, 19__, to purchase $_____________ of mortgage loans (the "Mortgage Loans") at a purchase price of____________. This is to confirm that (i) the Commitment is in full force and effect, (ii) the Commitment is hereby assigned to Greenwich Capital Financial Products, Inc. ("GCFP"), (iii) you will accept delivery of such Mortgage Loans directly from GCFP, (iv) you will pay GCFP for such Mortgage Loans, (v) upon GCFP's acceptance of this assignment, GCFP is obligated to make delivery of such Mortgage Loans to you in accordance with the attached Commitment and (vi) upon GCFP's acceptance of this assignment, you will release Seller from its obligation to deliver the Mortgage Loans to you under the Commitment. Upon GCFP's determination not to accept an assignment GCFP will notify you that this assignment is rejected. Not later than 2:00 P.M. Eastern Standard Time one business day prior to your satisfaction of the Commitment, you shall fax a purchase confirmation to GCFP at (203) 618-2148, Attention: Brett Kibbe. Payment will be made to GCFP in immediately available funds.

                                         Very truly yours,

                                         [SELLER]

                                         By:
                                            -----------------------------
                                         Name:
                                               --------------------------
                                         Title:
                                               --------------------------

Agreed to, confirmed and accepted:

[TAKEOUT INVESTOR]

By:
   -----------------------------
Name:
      --------------------------
Title:
      --------------------------



                                   EXHIBIT D-1
                                      -1-

                                   EXHIBIT D-2


                               [TRADE ASSIGNMENT]
                                    (BLANKET)

__________________ ("Takeout Investor")
[Address]
Attention:

Ladies and Gentlemen:

       This is to confirm that (i) your commitments ("Commitment"), made from time to time, to purchase mortgage loans (the "Mortgage Loans") from Seller may be assigned to Greenwich Capital Financial Products, Inc. ("GCFP"), (ii) you will accept delivery of such Mortgage Loans directly from GCFP, (iii) you will pay GCFP for such Mortgage Loans, (iv) upon GCFP's acceptance of this assignment with respect to any Commitment, GCFP will be obligated to make delivery of such Mortgage Loans to you in accordance with such Commitment and (v) upon GCFP's acceptance of such assignment with respect to any Commitment, you will release Seller from its obligation to deliver the related Mortgage Loans to you under such Commitment but Seller will not be released from any of its other obligations under the Loan Purchase and Sale Agreement. Your agreement to the foregoing shall remain in effect until terminated by your giving notice of such termination to Seller in the form attached hereto as Exhibit 1. Upon GCFP's determination not to accept an assignment, GCFP will notify you that this assignment is rejected with respect to the related Commitment. Not later than 9:00 A. M. Eastern Standard Time on the business day that you purchase the Mortgage, you shall fax a purchase list identifying the Mortgage Loans to be purchased to GCFP at (203) 618-2148, Attention: ___________ Brett Kibbe. You may also transmit such information electronically by 10:00 a.m. on such business day. Payment will be made to GCFP in immediately available funds.

                                         Very truly yours,

                                         [SELLER]

                                         By:
                                            -----------------------------
                                         Name:
                                               --------------------------
                                         Title:
                                               --------------------------

Agreed to, confirmed and accepted:

[TAKEOUT INVESTOR]

By:
   -----------------------------
Name:
      --------------------------
Title:
      --------------------------


                                   EXHIBIT D-2
                                      -1-

                            EXHIBIT 1 TO EXHIBIT D-2

               [WITHDRAWAL OF CONSENT TO BLANKET TRADE ASSIGNMENT]

[Seller]
[Address]

Ladies and Gentlemen:

The undersigned hereby terminates its agreement to Seller's assignment of Commitments to GCFP, which approval was given pursuant to the Trade Assignment dated _____________. This termination shall be effective as of _____________ but shall not affect the assignment of any Commitment which assignment was made prior to the date hereof. Capitalized terms not defined herein shall have the meanings set forth in the Trade Assignment.

                                         Very truly yours,

                                         [TAKEOUT INVESTOR]

                                         By:
                                            -----------------------------
                                         Name:
                                               --------------------------
                                         Title:
                                               --------------------------

Copy to:  [Purchaser]



                                   EXHIBIT D-2
                                      -2-

                                    EXHIBIT E


                         [PURCHASER'S WIRE INSTRUCTIONS]

[Takeout Investor]
[Address]

          Re: Custodial Agreement dated as of _________, 199__, among Greenwich
              Capital Financial Products, Inc. [Seller] and [Custodian]

Ladies and Gentlemen:

       Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the above-referenced Custodial Agreement.

       Set forth below are Purchaser's Wire Instructions applicable to the above-referenced Custodial Agreement.

WIRE INSTRUCTIONS:

                  Bank Name:
                  City, State:
                  ABA #:
                  Account #:
                  Account Name:

         Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces any prior notice specifying the name of Purchaser and Purchaser's Wire Instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.

                                         Very truly yours,

                                         GREENWICH CAPITAL FINANCIAL
                                         PRODUCTS, INC.

                                         By:
                                            -----------------------------
                                         Name:
                                               --------------------------
                                         Title:
                                               --------------------------



                                    EXHIBIT E
                                       -1-

Receipt acknowledged by:

[TAKEOUT INVESTOR]


By:
   -----------------------------
Name:
      --------------------------
Title:
      --------------------------

cc:  [Seller]
     [Custodian]



                                    EXHIBIT E

                                   EXHIBIT F

                             [FORM OF CONFIRMATION]

TO:        [NAME AND ADDRESS OF SELLER]

DATE:

RE:        CONFIRMATION OF PURCHASE OF MORTGAGE LOANS

       Greenwich Capital Financial Products, Inc. ("Purchaser") is pleased to confirm its agreement to purchase and your agreement to sell the Mortgage Loans relating to the pool number referred to herein, pursuant to the Mortgage Loan Purchase and Sale Agreement, dated as of _________, 199__ (the "Mortgage Loan Purchase and Sale Agreement"), between Purchaser and Seller, under the following terms and conditions:

                           Pool No. __________________

           Check as appropriate:
               ____ Cash Window Transaction
               ____ Conduit Transaction (Conduit: ________) Purchase Date______ Settlement Date ___________________________________
           Purchase Price ____________________________________
           Pass-Through Rate _________________________________
           Total Principal Amount of the Pool ________________

       Capitalized, terms used and not otherwise defined herein shall have the meanings ascribed in the Mortgage Loan Purchase and Sale Agreement.

                                         Very truly yours,

                                         GREENWICH CAPITAL FINANCIAL
                                         PRODUCTS, INC.

                                         By:
                                            -----------------------------
                                         Name:
                                               --------------------------
                                         Title:
                                               --------------------------


                                    EXHIBIT F
                                       -1-

                                    EXHIBIT G


                    [NOTICE OF REJECTION OF TRADE ASSIGNMENT]

____________ ("Takeout Investor") [Address]

Attention:

Ladies and Gentlemen:

       Greenwich Capital Financial Products, Inc. ("GCFP") hereby notifies you that it does not intend to purchase a 100% ownership interest in $____________ in mortgage loans (the "Mortgage Loans") that you committed to purchase from the [Seller] pursuant to your confirmation of commitment (the "Commitment") trade-dated ____________, 19___, a copy of which is attached hereto. Accordingly, the assignment of the Commitment by Seller to GCFP is hereby rejected and GCFP shall have no obligations thereunder.

                                         Very truly yours,

                                         GREENWICH CAPITAL FINANCIAL
                                         PRODUCTS, INC.

                                         By:
                                            -----------------------------
                                         Name:
                                               --------------------------
                                         Title:
                                               --------------------------

cc: [Seller]
    [Custodian]



                                    EXHIBIT G

                                    EXHIBIT H


                        [SETTLEMENT MODIFICATION LETTER]

Greenwich Capital Financial Products, Inc.                          [DATE]
600 Steamboat Avenue
Greenwich, Connecticut  06830

Attention:  __________________

[SELLER]
[ADDRESS]

       Re: THE ATTACHED CONFIRMATION OF COMMITMENT

Ladies and Gentlemen:

       Attached hereto is a correct and complete copy of our confirmation of commitment ("Commitment"). We hereby confirm that we have irrevocably approved the Mortgage Loans subject to the Commitment for purchase by us and we hereby agree to purchase such Mortgage Loan(s) from Greenwich Capital Financial Products, Inc. ("GCFP") in accordance with the terms of the Commitment or, if this letter is executed by GCFP and [SELLER] in accordance with the terms of the Commitment, as amended hereby.

       We hereby request that the Commitment be amended as follows:

       (i) the Settlement Date set forth in the Commitment shall be __________;

       (ii) the aggregate outstanding principal balance of the Mortgage Loans shall be $________________;

       (iii) the aggregate amount of accrued interest on the Mortgage Loans shall be $________________;

       (iv) the trade price shall be ______%; and

       (v) the total amount payable to GCFP shall be $________________.

       If we fail to pay you the amount set forth in clause (v) above on the amended Settlement Date, interest shall accrue on such amount at a rate equal to the weighted average of the Pass-Through Rates related to such Mortgage Loans.


                                    EXHIBIT H
                                       -1-

       If the amendments to the Commitment set forth above are acceptable to you, please so indicate by executing this letter in the appropriate space provided below and return it to us via facsimile at ______________________.

                                         Very truly yours,

                                         [TAKEOUT INVESTOR]

                                         By:
                                            -----------------------------
                                         Title:
                                               --------------------------

Agreed to:

[SELLER]


By:
   -----------------------------
Title:
      --------------------------
Facsimile #:
            --------------------

Agreed to:

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

By:
   -----------------------------
Title:
      --------------------------


                                    EXHIBIT H

                                    EXHIBIT I

                                 (Mortgage File)

       I (i) The original Mortgage Note bearing all intervening endorsements with the last endorsement endorsed, "Pay to the order of __________, without recourse" and signed in the name of Seller by an authorized officer of Seller; (if applicable), and if the Mortgage Note has been signed by a third party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Entity to sign or a copy of such power of attorney together with an officer's certificate (or a certificate from the recorder's office) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in the appropriate records of the Jurisdiction in which the related Mortgaged Property is located.

       (ii) The original of the guarantee executed in connection with the Mortgage Note (if any);

       (iii) The original Mortgage with evidence of recording indicated thereon, subject to paragraph II below,

       (iv) If Seller did not originate a Mortgage Loan, all necessary original intervening assignments to show a complete chain of title from the originating mortgagee to Seller;

       (v) An original Assignment of Mortgage, in blank, in recordable form but unrecorded (which Assignment of Mortgage may be in the form of a blanket assignment of two or more such Mortgages to the extent permitted by applicable law) signed in the name of Seller by an authorized officer;

       (vi) Any assumption, modification (with evidence of recording thereon), consolidation or extension agreements;

       (vii) The original policy of title insurance (or commitment for title insurance; if the policy is being held by the title insurance company pending recordation of the Mortgage);

       (viii) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage Loan;

       (ix) The original assignment of leases and rents, if any, with evidence of recording thereon, or a copy thereof together with an officer's certificate of the Seller certifying that such copy represents a true and correct copy of the original that has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located;

       (x) The original assignment of leases and rents, if any, from the Seller in blank, in form and substance acceptable for recording; and


                                    EXHIBIT I
                                       -1-

       (xi) The certificate of primary mortgage guaranty insurance, if any, issued with respect to such Mortgage Loan.

       II   With respect to all Mortgage Files:

       From time to time, the Seller shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Mortgage Loan approved by the Seller in accordance with the terms of the Purchase and Sale Agreement, and upon receipt of any such other documents, the Custodian shall hold such other documents for the Purchaser.

       With respect to any documents which have been delivered or are being delivered to recording offices for recording have not been returned to the Borrower in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, Seller shall deliver to Purchaser a true copy thereof with an Officer's Certificate certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. The Seller shall deliver such original documents to Custodian promptly when they are received.


                                    EXHIBIT I

                       GESTATION AGREEMENT SUBMISSION FORM

Date: _____________________

Submitted By: _____________________

Active: _______________                   Pending Activity: _______________

WHOLE LOAN CUSTODIAL AGREEMENT:

Signatures:                Seller:  Yes or No _______________

                           GCM:  Yes or No __________________

                           Custodian:  Yes or No ____________

WHOLE LOAN PURCHASE & SALE AGREEMENT:

Signatures:                Seller:  Yes or No _______________

                           GCM:  Yes or No __________________

                           Custodian:  Yes or No ____________

MBS CUSTODIAL AGREEMENT:

Signatures:                Seller:  Yes or No _______________

                           GCM:  Yes or No __________________

                           Custodian:  Yes or No ____________

MBS PURCHASE & SALE AGREEMENT:

Signatures:                Seller:  Yes or No _______________

                           GCM:  Yes or No __________________


                                       -1-